AMENDMENT DATED MAY 23RD 2013 TO THE AMENDED AND RESTATED NON – RECOURSE ACCOUNTS RECEIVABLE PURCHASE AGREEMENT DATED OCTOBER 31ST 2012 Concluded between, BNP PARIBAS FORTIS FACTOR N.V. located at 2300 Turnhout, Steenweg op Tielen 51 RPM/RPR n° 0414.392.710 Hereinafter referred to as the “Factor”; and TAMINCO B.V.B.A. With registered office at 9000 Gent, Pantserschipstraat 207 RPM/RPR n° 0859.910.443; Hereinafter referred to as the “Client”. Both the Factor and the Client are hereinafter individually referred to as a “Party”, or jointly as the “Parties”. Whereas : - The Parties have concluded an amended and restated non - recourse accounts receivable purchase agreement dated October 31st 2012 as amended from time to time by means of subsequent amendments thereto (the “Agreement”); - The Parties now wish to amend certain terms and conditions of the Agreement by agreeing on the terms and conditions as stipulated in this amendment (the “Amendment”). 1. Any capitalized term used, but however not defined in this Amendment, shall have the meaning given to such terms in the Agreement. 2. The Parties hereby agree to include the country Ethiopia to the list of countries as listed in enclosure 1 (Countries) to the Agreement. 3. The Parties hereby agree to replace article 6.4 of article 6 (Payment of Purchase Price and Advance Payments; Concentration Limits) of the Particular Conditions to the Agreement, with the following new article 6.4 of article 6 (Payment of Purchase Price and Advance Payments; Concentration Limits) of the Particular Conditions to the Agreement. Parties thereby agree that all other provisions of article 6 (Payment of Purchase Price and Advance Payments; Concentration Limits), which are not explicitly altered or amended in this Amendment, shall remain unchanged and in full force and effect. 6.4 The Parties hereby agree that the aggregate amount of accounts receivable on all debtors located in the following list of countries may not represent more than 10% of the total amount outstanding. In the event this 10% treshold is exceeded, the respective accounts receivable will no longer be eligible for purchase or financing: - Argentina - Indonesia - Pakistan

Page 2 of 2 - Vietnam - Uruguay - Ecuador - Sri Lanka - Egypt - Syria - United Arab Emirates - Algeria - Russian Federation - Yemen - Guatemala - Honduras - Ethiopia 4. This Amendment shall come into effect as of its signature date as stipulated here below, subject to the Factor having received a duly signed original copy of this Amendment from the Client. 5. The Parties agree that all terms and conditions of the Agreement, which are not explicitly changed or altered in this Amendment shall remain in full force and effect. However, in the event of any conflicts or discrepancies between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall prevail. Made out in two original copies at Turnhout on May 23rd 2013. Taminco B.V.B.A. BNP Paribas Fortis Factor N.V.

AMENDMENT DATED JULY 30th 2013 TO THE AMENDED AND RESTATED NON – RECOURSE ACCOUNTS RECEIVABLE PURCHASE AGREEMENT DATED OCTOBER 31ST 2012 Concluded between, BNP PARIBAS FORTIS FACTOR N.V. located at 2300 Turnhout, Steenweg op Tielen 51 RPM/RPR n° 0414.392.710 Hereinafter referred to as the “Factor”; and TAMINCO B.V.B.A. With registered office at 9000 Gent, Pantserschipstraat 207 RPM/RPR n° 0859.910.443; Hereinafter referred to as the “Client”. Both the Factor and the Client are hereinafter individually referred to as a “Party”, or jointly as the “Parties”. Whereas : - The Parties have concluded an amended and restated non - recourse accounts receivable purchase agreement dated October 31st 2012 as amended from time to time by means of subsequent amendments thereto (the “Agreement”); - The Parties now wish to amend certain terms and conditions of the Agreement thereby making certain changes to the insolvency risk coverage as provided by the Purchaser to the Seller and thereby by agreeing on the terms and conditions as stipulated in this amendment (the “Amendment”). 1. Any capitalized term used, but however not defined in this Amendment, shall have the meaning given to such terms in the Agreement. 2. The Parties hereby agree to amend the Additional Discount, as stipulated in section 2.2 (Additional Discount), sub- section 2.2.1 of the Particular Conditions to the Agreement, whereby such Additional Discount shall amount to 0.0625%. Therefore, and for the avoidance of doubt, thereby deviating from the last paragraph of said section 2.2 (Additional Discount), sub-section 2.2.1 of the Particular Conditions to the Agreement, the Parties hereby agree that the total of the Discount and the Additional Discount to which the Purchaser is entitled for such accounts receivables shall amount to 0.1025%. 3. The Parties hereby agree, thereby amending bullet (ii) of subsection 16.1 (European and North American Countries) of section 16 (Payment of deferred purchase price) of the Particular Conditions of the Agreement, that, in exception of article 11 (Payment of Deferred Purchase Price) of the General Conditions to the Agreement, the assumption of the credit and insolvency risk born by the Purchaser, if wholly or partially unpaid 90 days after the due date, will, subject to the terms and conditions agreed upon in this Agreement, upon Seller’s request, be indemnified by the Purchaser for 95% of the amount of the respective account receivable (V.A.T. included, within the credit line and less the amount of any counterclaims). The remaining 5%, if not paid by the debtor, will be deducted from the purchase price for the account receivable.

Page 2 of 2 However, the Parties agree that the maximum amount per year payable by the Purchaser under subsection 16.1 (European and North American Countries) of section 16 (Payment of deferred purchase price)of the Particular Conditions of the Agreement, shall, in any event, be limited to 60 times the Additional Discount effectively paid by the Seller to the Purchaser during the year in which the Seller’s request for payment of the deferred purchase price as outlined in this article was made. 4. The Parties hereby agree to include the following new bullet (vi) to subsection 16.1 (European and North American Countries) of section 16 (Payment of deferred purchase price)of the Particular Conditions of the Agreement: (vi) after each period of 12 calendar months starting from July 1st 2013, the Purchaser shall make an assessment with regard to the bonus mechanism to which Seller is entitled. Such assessment shall be calculated by the Purchaser, whereby Seller is entitled to 20% of the amount calculated as follows: (a) the total nominal amount of Additional Discount effectively paid by the Seller to the Purchaser, (b) minus 30% of said total nominal amount reflected in (a) as overhead costs, (c) minus the nominal amount of indemnifications paid by the Purchaser to the Seller in accordance with section 16 (Payment of deferred purchase price) of the Particular Conditions to the Agreement. 5. This Amendment shall come into effect as July 1st 2013. 6. The Parties agree that all terms and conditions of the Agreement, which are not explicitly changed or altered in this Amendment shall remain in full force and effect. However, in the event of any conflicts or discrepancies between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall prevail. Made out in two original copies at Turnhout on July 30th 2013. Taminco B.V.B.A. BNP Paribas Fortis Factor N.V.

AMENDMENT DATED MARCH 22nd 2016 TO THE AMENDED AND RESTATED NON – RECOURSE ACCOUNTS RECEIVABLE PURCHASE AGREEMENT DATED OCTOBER 31ST 2012 Concluded between, BNP PARIBAS FORTIS FACTOR N.V. located at 2300 Turnhout, Steenweg op Tielen 51 RPM/RPR n° 0414.392.710 Hereinafter referred to as the “Purchaser”; and TAMINCO B.V.B.A. With registered office at 9000 Gent, Pantserschipstraat 207 RPM/RPR n° 0859.910.443; Hereinafter referred to as the “Seller”. Both the Factor and the Client are hereinafter individually referred to as a “Party”, or jointly as the “Parties”. Whereas : - The Parties have concluded an amended and restated non - recourse accounts receivable purchase agreement dated October 31st 2012 as amended from time to time by means of subsequent amendments thereto (the “Agreement”); - The Parties now wish to amend certain terms and conditions of the Agreement thereby making certain changes to the insolvency risk coverage as provided by the Purchaser to the Seller and thereby by agreeing on the terms and conditions as stipulated in this amendment (the “Amendment”). 1. Any capitalized term used, but however not defined in this Amendment, shall have the meaning given to such terms in the Agreement. 2. The Parties hereby agree to replace the list of countries as referenced in article 1 (Countries) of the Particular Conditions to the Agreement and as attached to the Agreement in Enclosure 1 (Countries) thereto, with the list of countries as attached to this Amendment in Enclosure 1. 3. The Parties hereby agree to replace section 6.4 of article 6 (Payment of purchase price and advance payments; concentration limits) of the Particular Conditions to the Agreement, with the following new section 6.4 of article 6 (Payment of purchase price and advance payments; concentration limits) of the Particular Conditions to the Agreement: 6.4 The Parties hereby agree that the aggregate amount of accounts receivable on all debtors located in the following list of countries may not represent more than 10% of the total amount outstanding. In the event this 10% threshold is exceeded, the respective accounts receivable will no longer be eligible for purchase or financing: - Algeria - Argentina - Belize

Page 2 of 5 - Dominican Republic - Ecuador - Egypt - Ethiopia - Guatemala - Indonesia - Macedonia - Pakistan - Sri Lanka - United Arab Emirates - Uruguay - Vietnam 4. The Parties hereby agree to replace article 14 (Covenants) of the Particular Conditions to the Agreement, with the following new article 14 (Covenants) of the Particular Conditions to the Agreement: Consolidated Solvency on group level of the Eastman Chemical Company, calculated as: Equity / Total Assets not adjusted with goodwill and intangible assets Whereby the solvency must remain above: - 20% in order to maintain the confidential character of this Agreement, as outlined in Section 13 (Non-Notified) of these Particular Conditions to this Agreement; otherwise, the Purchaser may notify the Seller’s debtors of the existence of this Agreement; and - 16% in order to maintain the Dunning Mandate as granted by the Purchaser to the Seller in accordance with Section 12 (Delayed Dunning) of these Particular Conditions to this Agreement; otherwise, the Purchaser has the right to take over the collection of the accounts receivable. 5. The Parties hereby agree to add the following clause to article 16.1 (i) of section 16 (“Payment of Deferred Purchase Price”) of the Particular Conditions to the Agreement: The Purchaser shall bear the credit and insolvency risk in all accepted countries from the following debtors: Dow, BASF, Bayer, Methyl, Orient Glory and Logit Corp. 6. The Parties hereby agree to add the following clause to article 16.2 (ii) of section 16 (“Payment of Deferred Purchase Price”) of the Particular Conditions to the Agreement: The Parties shall use their best efforts so that the Purchaser can become a co-insured party in the credit insurance policies concluded by the Seller. 7. The Parties hereby agree to replace section 13 (“Payment Terms”) of the General Conditions to the Agreement with the following new section 13 (“Payment Terms”) of the General Conditions to the Agreement: Accounts receivable with a payment term exceeding 150 days after the date of invoice shall be excluded from this agreement unless otherwise specifically agreed with the Purchaser. 8. This Amendment shall come into effect as from its signature date stipulated here below, subject to the Purchaser having received a duly signed original copy hereof.

Page 3 of 5 9. The Parties agree that all terms and conditions of the Agreement, which are not explicitly changed or altered in this Amendment shall remain in full force and effect. However, in the event of any conflicts or discrepancies between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall prevail. Made out in two original copies at Turnhout on March 22nd 2016. Taminco B.V.B.A. BNP Paribas Fortis Factor N.V.

Page 4 of 5 Attachments: Enclosure 1 – Countries 1. Accepted countries - Algeria - Argentina - Australia - Austria (*) - Belgium (*) - Belize - Brazil - Bulgaria - Canada (*) - Chile - China - Colombia - Costa Rica - Croatia - Cyprus - Czech Republic - Denmark (*) - Dominican Republic - Ecuador - Egypt - Estonia - Ethiopia - Finland (*) - France (*) - Germany (*) - Great Britain (*) - Guatemala - Hong Kong - Hungary - India - Indonesia - Ireland (*) - Israel - Italy (*) - Japan - Kenya - Kuwait - Latvia - Liechtenstein (*) - Lithuania - Luxemburg (*) - Macedonia - Malaysia - Malta (*) - Mauritius - Mexico - Morocco - New Zealand

Page 5 of 5 - Norway (*) - Oman - Pakistan - Paraguay - Peru - Philippines - Poland - Portugal (*) - Puerto Rico (*) - Qatar - Romania - Saudi Arabia - Senegal - Serbia - Singapore - Slovak Republic - Slovenia - South Africa - South Korea - Spain (*) - Sri Lanka - Sweden (*) - Switzerland (*) - Taiwan - Thailand - The Bahamas (*) - The Netherlands (*) - Tunisia - Turkey - United Arab Emirates - United States of America (*) - Uruguay - Vietnam (*) Risk Cover by the Purchaser